SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report:  December 14, 1999
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(Date of earliest event reported)


                    WPS Resources Corporation
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      (Exact name of registrant as specified in its charter)



                            Wisconsin
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          (State or other jurisdiction of incorporation)


          1-11337                           39-1775292
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(Commission File Number)       (IRS Employer Identification No.)


700 North Adams Street, P.O. Box 19001, Green Bay, WI  54307-9001
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     (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (920)433-1727
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                         Not Applicable
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(Former name or former address, if changed since last report)


                           Page 1 of 3 Pages

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ITEM 5.   OTHER EVENTS.

WPS Resources Corporation currently funds its Stock Investment Plan through the issuance of new shares of WPS Resources common stock. The Chief Financial Officer of WPS Resources has determined that our capital needs have changed. Therefore, effective December 20, 1999 we will be purchasing common stock on the open market to meet the annual requirements of the Stock Investment Plan. Additional stock based employee benefit plans are currently funded through market purchases of stock. We will continue to fund these plans with market purchases of common stock. Total annual potential purchases of WPS Resources common stock for all these programs range between 500,000 and 700,000 shares.

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                                SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WPS RESOURCES CORPORATION



                                      By:   /s/ D. L. Ford
                                            --------------------------------
                                                D. L. Ford
                                                Vice President-Controller
                                                and Chief Accounting Officer





Date:  December 14, 1999

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